Fifth Third Funds
	Class A Shares	(FSIEX)
Fifth Third International Equity Fund	Class B Shares	(FBIEX)
Summary Prospectus	Class C Shares	(FTECX)
Dated November 23, 2011	Institutional Shares	(FIEIX)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 23, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go online at http://www.fifththirdfunds.com or call 800.282.5706 or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective
 Long-term capital appreciation.

Fees and Expenses of the Fund
 The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Applicable Sales Charges for the Funds on page 115 of the Fund’s Prospectus and, in the Fund’s Statement of Additional Information, in Purchasing Shares of the Funds on page 77.

SHAREHOLDER FEES				Institutional
(fees paid directly from your investment)	Class A	Class B	Class C	Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	5.00%[2]	1.00%[3]	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	None	None	None	None

ANNUAL OPERATING EXPENSES				Institutional
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Shares

Management Fees	1.00%	1.00%	1.00%	1.00%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.75%	None

Interest Expense	0.01%	0.01%	0.01%	0.01%

Other Expenses	0.35%	0.35%	0.60%	0.35%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.62%	2.37%	2.37%	1.37%

Fee Waiver and/or Expense Reimbursement[4]	0.24%	0.24%	0.24%	0.24%

Total Annual Fund Operating Expenses after Expense Reimbursement	1.38%	2.13%	2.13%	1.13%

1.
For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge (“CDSC”) of 1% is applicable to redemptions within 12 months of purchase. See “Applicable Sales Charges - Front-End Sales Charges - Class A Shares” on page 115 of the Fund’s Prospectus.

2.
5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

3.	The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4.
Fifth Third Asset Management, Inc., the Fund’s Adviser and Administrator, has contractually agreed to waive fees and expenses through November 23, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 12 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the Adviser’s agreement to waive fees and/or reimburse expenses expires on November 23, 2012.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$633	$963	$1,315	$2,306

Class B Shares

Assuming Redemption	$716	$1,016	$1,443	$2,500

Assuming No Redemption	$216	$716	$1,243	$2,500

Class C Shares

Assuming Redemption	$316	$716	$1,243	$2,687

Assuming No Redemption	$216	$716	$1,243	$2,687

Institutional Shares	$115	$410	$727	$1,625

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund’s portfolio are located in at least three countries other than the U.S.

In managing the Fund, the Adviser adheres to a disciplined, quantitative (“bottom-up”) process for stock selection and portfolio construction. The Adviser begins with an investment universe comprising the membership of the Morgan Stanley Capital International Europe, Australasia, and Far East Index, Net (the “EAFE Index”). The Adviser may also consider international stocks which are not in the EAFE Index. The Adviser uses a quantitative multi-factor model to rank stocks in the investment universe. The primary considerations upon which the Adviser ranks each stock are based on growth, value, quality, technical and sentiment factors. The Adviser believes such factors denote long-term success, and thus attempts to build a portfolio of stocks that have these positive characteristics. Secondarily, the Adviser may also modify the proportion or weighting for certain countries and/or sectors (e.g., overweight, underweight or neutral) relative to the EAFE Index for investment by the Fund.

The Adviser may sell a stock if its model score deteriorates significantly, it becomes financially distressed, or the model has not yet reflected market developments (such as accounting irregularities, large deterioration in sentiment, etc.). A position may also be sold for risk management purposes (i.e., to reduce stock/industry/sector risk, lock in acquisition-related price gap, etc.). In addition, the Adviser may sell a stock for portfolio rebalances (approximately monthly) and intra-rebalance trades (ad hoc). Stocks that are sold are generally replaced with stocks that appear to be attractive based on the model’s rankings and that contribute favorably to the risk exposures of the entire portfolio. Risk exposure is actively managed through portfolio construction. The Adviser typically seeks to monitor and control the Fund’s country and industry weightings and the Fund’s exposure to individual equity securities, allowing these to differ only moderately from the country and industry weightings and the individual stock weightings of the EAFE Index. By doing so, the Adviser seeks to limit the Fund’s volatility to that represented by the EAFE Index.

The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

The Fund may engage in securities lending.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

Derivatives Risk.   Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Equity Securities Risk.   The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Foreign Investment Risk. Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional

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risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, due to fluctuations in currency exchange rates. Investments in foreign securities may be subject to foreign withholding or other taxes.

Geographic Concentration Risk.   Concentrating investments in a single country, a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

Investment Discretion Risk.   There is no guarantee that the Adviser’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund’s investment objective, which could have an adverse impact on the Fund’s performance.

Market and Regulatory Risk.   Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.

Securities Lending Risk.   The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

Performance
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

Best quarter:	Q2 2009		24.57%
Worst quarter:	Q3 2008	-	21.83%
Year to Date Return (1/1/11 to 9/30/11):		-	17.38%

AVERAGE ANNUAL TOTAL RETURNS	Inception	Past	Past	Past
(for periods ended December 31, 2010)	Date	Year	5 Years	10 Years

Class A Shares (with 5.00% sales charge)	8/18/94

Return Before Taxes		3.89%	0.00%	2.15%

Return After Taxes on Distributions		3.68%	-1.55%	1.11%

Return After Taxes on Distributions and Sale of Fund Shares		3.03%	-0.47%	1.46%

Class B Shares (with applicable Contingent Deferred Sales Charge)	10/11/00

Return Before Taxes		3.57%	0.02%	2.03%

Class C Shares (with applicable Contingent Deferred Sales Charge)	4/25/96

Return Before Taxes		8.46%	0.27%	1.85%

Institutional Shares	10/9/98

Return Before Taxes		9.58%	1.29%	2.89%

Morgan Stanley Capital International EAFE Index, Net
(reflects no deduction for fees, expenses or taxes)		7.75%	2.46%	3.50%

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After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Management
Investment Adviser
Fifth Third Asset Management, Inc. (“FTAM”)

Portfolio Manager
Mark Koenig, CFA, FTAM Managing Director of Structured Products, Portfolio Manager of the Fund since November 2007.

The Fifth Third International Equity Fund is managed by a team of investment professionals. Mark Koenig, CFA, is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Koenig is assisted in managing the Fund by Zhiqiang Sun, Ph.D, and Helena Beltran-Lopez, Ph.D. Mr. Koenig and Dr. Sun have served the Fund since November 2007; and Dr. Beltran-Lopez has served the Fund since November 2010.

Purchases and Sales of Fund Shares
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is
$1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next net asset value after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FTF-SP-IEQ1111

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